Company Presentation March 2012 Exhibit 99.1

In keeping with the SEC’s “Safe Harbor” guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words “will likely result,” “may,”
“anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation:
general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition.  These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.
EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC.
This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. and may not be relied upon in connection with the purchase or sale of any such security.

Safe Harbor
Safe Harbor

Agenda Agenda • Hotel Industry Overview • Ashford Overview • Remington Advantage • Asset Management Expertise • Most Highly-Aligned Management Team • Ashford Outperformance • Attractive Dividend 3

10.0
8.0
6.0
4.0
2.0
0.0
-2.0
-4.0
-6.0
-8.0
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Hotel Industry Overview
Hotel Industry Overview

•
Hotel demand is generally driven by the overall economy
Source:  Smith Travel Research, U.S. Dept. of
Commerce BEA
Hotel Demand Growth vs. Real GDP Growth
Real GDP Growth
Hotel Demand Growth

5.0
4.0
3.0
2.0
1.0
0.0
-1.0
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012F

Hotel Industry Overview
Hotel Industry Overview

• Supply growth occurs in cycles and growth above the long-term average is a significant drag on industry fundamentals
• We are currently experiencing minimal supply growth, and based on historical cyclical trends and the lack of development financing, very low supply growth is expected for the next several years
Source:  Smith Travel Research & PWC
Supply Growth
Long-term avg
supply growth = 2.1

Jan 87
Jan 88
Jan 89
Jan 90
Jan 91
Jan 92
Jan 93
Jan 94
Jan 95
Jan 96
Jan 97
Jan 98
Jan 99
Jan 00
Jan 01
Jan 02
Jan 03
Jan 04
Jan 05
Jan 06
Jan 07
Jan 08
Jan 09
Jan 10
Jan 11
Jan 12

Hotel Industry Overview
Hotel Industry Overview

Source:  Smith Travel Research (non-seasonally
adjusted nominal monthly figures)
•
Real RevPAR is cyclical/mean-reverting, and it appears that it is still relatively early in the current up-cycle, as Real RevPAR is still below the long-term average
Long-term avg real
RevPAR = $65
$54.00
$56.00
$58.00
$60.00
$62.00
$64.00
$66.00
$68.00
$70.00
$72.00
$74.00
$52.00
T-3 Mo Avg Seasonally Adjusted Real RevPAR

1/1/2011
1/15/2011
1/29/2011
2/12/2011
2/26/2011
3/12/2011
3/26/2011
4/9/2011
4/23/2011
5/7/2011
5/21/2011
6/4/2011
6/18/2011
7/2/2011
7/16/2011
7/30/2011
8/13/2011
8/27/2011
9/10/2011
9/24/2011
10/8/2011
10/22/2011
11/5/2011
11/19/2011
12/3/2011
12/17/2011
12/31/2011
1/14/2012
1/28/2012
2/11/2012
2/25/2012
3/10/2012

Hotel Industry Overview
Hotel Industry Overview

Source:  Smith Travel Research
•
Despite some of the volatility in the economy here in the U.S. and abroad, RevPAR growth has remained consistently strong
Trailing 28-Day U.S. RevPAR % Change
Week Ended
0.0%
2.0%
4.0%
6.0%
10.0%
12.0%
8.0%

20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
1948
1950
1952
1954
1956
1958
1960
1962
1964
1966
1968
1970
1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010

•
Hotels have historically been a good inflation hedge during periods of high inflation
Hotel Industry Overview
Hotel Industry Overview

Source:  Smith Travel Research, PKF & U.S. Dept. of Labor BLS
During periods of high inflation,
ADR growth has met or exceeded
inflation
ADR vs. CPI Growth
ADR Growth
CPI Growth

Ashford Highlights
Ashford Highlights

Portfolio Statistics*
Total Enterprise Value $4.1 B
Total Gross Assets $5.2 B
Peer Comparison 2
nd
Largest (out of 15)
# of Hotels 124
# of Owned Rooms 26,195
# of Property Managers 6
$ ADR $130.12
$ RevPAR $93.76
RevPAR Growth % 6.0%
Financial Statistics*
Recent Share Price $9.29 (3/22/12)
# Fully Diluted Shares 84.3 M
Leverage Ratio 58.8%
Debt Wtd. Avg. Maturity 4.1 Years
Debt Wtd. Avg. Cost 3.38%
Quarterly Dividend $0.11
Dividend Yield 4.7%
2011 AFFO per Share $1.86
Cash on Hand $167.6 M
* As of December 31, 2011

Highland Transaction Summary

Transformational 28-hotel, $1.3 billion acquisition with 8,084 rooms
($158k per room), completed 3/10/11
Primarily upper-upscale and luxury full-service assets
Expands Ashford’s presence in key markets (Washington D.C and
NY/NJ) and into  new markets (Boston and Nashville)
Significant growth potential with affiliate manager Remington taking over management of 19 hotels
2010 EBITDA flows of 18% vs. AHT’s of 104% and NOI 36% below peak

High-Quality Portfolio
High-Quality Portfolio
Capital Hilton Renaissance Palm Springs Hyatt Regency Coral Gables Marriott DFW Airport Renaissance Tampa
Marriott Plaza San Antonio Embassy Suites Las Vegas Hilton Tampa Westshore Embassy Suites Portland Marriott Bridgewater
Courtyard Seattle Downtown Ritz-Carlton Atlanta Marriott Seattle Waterfront Renaissance Portsmouth Embassy Suites Silicon Valley

Hilton Parsippany Hilton La Jolla Torrey Pines The Melrose – D.C. Courtyard SF Downtown Hyatt Regency Wind Watch
Marriott Suites Market Center Boston Back Bay Hilton Marriott Legacy Center Renaissance Nashville Marriott Sugar Land
Hyatt Regency Savannah Hilton Costa Mesa Westin Princeton Courtyard Philadelphia The Silversmith - Chicago

High-Quality Portfolio

73%
16%
11%
MSA*
Top 25 Top 50 Other
58%
38%
3%
Chain Scale*
Luxury Upper Upscale
Upscale Upper Midscale
53%
Marriott Hilton
Hyatt Starwood
Intercontinental Independent
32%
3%
5%
4%
3%
Brand Family*
49%
23%
24%
4%
Demand Mix
Transient - Corporate Transient - Leisure
Group Contract
Focused Portfolio

1%
* %’s based on 2011 EBITDA

Advantages of Remington
Less
disruption
during
renovations
Aligned with
ownership
Immediate
attention
Company
“drivers” are
operationally
focused
Check against
other
managers
More owner-
friendly cost
structure
Additional
brand
advocate
Constant
accessibility
Reacts rapidly
to real-time
changes
Operate the
hotels as if
they owned
them
Share best
practices
across brands
Keeps project
management
in-house

Asset Management Expertise

53%
%
HOTEL EBITDA FLOWS
(Peers include: BEE, CHSP, DRH, FCH, HST, HT, LHO, PEB & SHO)
39%
8%
49%
41%
50%
51%
37%
104
63%
0%
20%
40%
60%
80%
100%
120%
2007 2008 2009 2010 2011
Peer Avg AHT

1st Quarter

2nd Quarter

3rd Quarter

4th Quarter

Asset Management Expertise – Highland Portfolio

GOP
Margin
Change BPS
GOP Flow
8.8%
Pre-Ashford
<95>
Pre-Ashford
94.9%
Post-Ashford
231
Post-Ashford
78.6%
Post-Ashford
288
Post-Ashford
149.6%
Post-Ashford
186
Post-Ashford

Source:  2011 Proxy Filings
Most Highly-Aligned Management Team
19%
16%
6%
4%
3% 3%
2% 2%
1% 1% 1% 1%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
AHT HT CLDT INN FCH HST PEB CHSP DRH SHO BEE LHO
Insider Ownership %

•
Management’s large ownership stake in the company drives
decisions that maximize shareholder return
•
Just prior to the downturn, management proactively managed
interest expense through a hedging strategy, which will have provided about $240m in cash flow at expiration in 2013
•
Because of this significant cash flow cushion, Ashford was able to buy back about half of the company during the financial crisis through common share repurchases
•
Common shares were repurchased at an average of $3.26 vs. today’s price of about $9
Unique Owner’s Mentality
Unique Owner’s Mentality

Consistent Earnings Growth
Consistent Earnings Growth

•
Ashford strives to achieve consistently growing, stable earnings
$-
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1 80
$2.00
2003 2004 2005 2006 2007 2008 2009 2010 2011
$-
$0.41
$0. 96
$1.13
$1.28
$1. 31
$1.12
$1. 50
$1 .86
Ashford's Historical AFFO per Share

2007Q2
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4

Earnings Outperformance
Earnings Outperformance

•
Ashford has significantly outperformed REIT peers on an AFFO per share basis since the previous peak of mid-2007
0%
20%
40%
60%
80%
100%
120%
140%
160%
+48%
65%
Trailing Twelve Months AFFO Per Share (2007Q 2 = 100%)
Peers Include:  BEE, DRH, FCH, HST, HT, LHO, SHO
-
Ashford Peer Average
Source:  SNL & Company Filings

0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-1.5%
-2.3%
-6.0%
-21.8%
-24.8%
-36.1%
-37.7%
-39.2%
-57.4%
-68.5%
-83.6%
Ashford
Marriott
Starwood
Host
Lasalle
Hersha
Peer Avg
Diamondrock
Sunstone
Strategic
Felcor

Shareholder Return Outperformance
Shareholder Return Outperformance

•
Ashford has also significantly outperformed REIT peers and c-corp peers on a total shareholder return basis since the previous peak of mid-2007
Source:  Bloomberg
Total Shareholder Return Since 2007 Q2 (as of 3/ 22/ 12)

Attractive Dividend Yield & Coverage
Attractive Dividend Yield & Coverage

•
Ashford’s dividend yield AND dividend coverage exceed the
peer average
5.3%
4.7%
4.5%
4.7%
3.3%
2.5%
2.1% 2.1x
1.5%
1.5%
1.3x
4.7x
1.4x
1.7x
1.9x
2.9x
3.6x
6.6x
-
1.0
2.0
3.0
4.0
5.0
6.0
7.0
CLDT AHT CHSP HT DRH Peer Avg PEB LHO HST BEE FCH SHO
Dividend Yield (as of 3/22/12) 2011 AFFO Per Share Dividend Coverage
Ashford recently announced a 10%
dividend increase for 2012

Conclusion
Conclusion
•
Best brands / high-quality portfolio
•
Proven operational outperformance due to Ashford asset
management expertise
•
Management thinks and acts like owners due to significant
ownership stake
•
These factors have led to earnings and shareholder return
outperformance
•
Very attractive dividend

Company Presentation March 2012